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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): June 4, 2004
                                                           ------------


                         ANDREA ELECTRONICS CORPORATION
             (Exact name of registrant as specified in its charter)


         New York                           1-4324           11-0482020
         --------                         --------           ----------
(State or other Jurisdiction of          (Commission        (IRS Employer
incorporation or organization)          File Number)        Identification No.)


                 45 Melville Park Road, Melville, New York 11747
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (631) 719-1800
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.
         ------------

         Pursuant to the terms of the Securities Purchase Agreement (as described below), on June 4, 2004, the signatories to that Securities Purchase Agreement purchased for a total purchase price of $1,250,000, an additional 1,250,000 shares of Series D Preferred Stock convertible into 5,000,000 shares of common stock (an effective exercise price of $0.25 per share) and Warrants to purchase an additional 2,500,000 shares of common stock. The Warrants are exercisable at any time after six months and before five years from June 4, 2004 at an exercise price of $0.17 per share.

         As discussed in its Form 8-K reports filed with the Securities and Exchange Commission on February 17, 2004 and February 26, 2004, the Company entered into the Securities Purchase Agreement (filed as Exhibit 4.1 to the Form 8-K filed on February 26, 2004) on February 20, 2004 with the third party investors who were the signatories to that Securities Purchase Agreement. On February 23, 2004, those signatories purchased the first tranche of securities pursuant to the Securities Purchase Agreement, for a purchase price of $1,250,000. Those securities consisted of an aggregate of 1,250,000 shares of a new class of preferred stock, the Series D Convertible Preferred Stock (the "Series D Preferred Stock"), convertible into 5,000,000 shares of common stock (an effective exercise price of $0.25 per share) and Common Stock Warrants exercisable for an aggregate of 2,500,000 shares of common stock. Those Warrants are exercisable at any time after six months and before five years from February 23, 2004 at an exercise price of $0.38 per share.

         In addition, the signatories agreed, pursuant to the Securities Purchase Agreement, to purchase a second tranche of securities, which are the securities purchased on June 4, 2004, as described above.

         The terms of the Series D Preferred Stock and the Warrants are set forth in the Certificate of Amendment and the Form of Common Stock Warrant filed as Exhibit 3.1 and 4.3, respectively, to the Form 8-K filed on February 26, 2004.

         In connection with the Securities Purchase Agreement, the Company also entered into a Registration Rights Agreement (filed as Exhibit 4.2 to the Form 8-K filed on February 26, 2004), pursuant to which the Company has registered the common stock issuable upon conversion of the Series D Preferred Stock and exercise of the Warrants for the purchasers under the Securities Purchase Agreement.

         A copy of the press release related to these matters is attached as
Exhibit 99.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         Exhibit 99.1      Press Release dated June 7, 2004


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ANDREA ELECTRONICS CORPORATION


Dated: June 7, 2004                    By: /s/ Corisa L. Guiffre
                                           -------------------------------------
                                           Corisa L. Guiffre
                                           Vice President and Chief Financial
                                           Officer